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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ---------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 17, 2006

                            JAG Media Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

            Nevada                       000-28761               88-0380546
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                      Identification No.)

                         6865 SW 18th Street, Suite B13
                            Boca Raton, Florida 33433
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               (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code:   (866) 300-7410

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01         Financial Statements and Exhibits.

(c) Exhibits

99.1              Press Release dated March 17, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 JAG MEDIA HOLDINGS, INC.


                                 By: /s/ Thomas J. Mazzarisi
                                     -----------------------
                                 Name:    Thomas J. Mazzarisi
                                 Title:   Chairman of the Board, Chief Executive
                                          Officer & General Counsel


Dated:  March 17, 2006


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                                INDEX TO EXHIBITS

Exhibit No.       Description
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99.1              Press Release dated March 17, 2006